3613958v3
               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                  Date of Report: June 21, 2002



                  THE PHOENIX GROUP CORPORATION
     (Exact name of registrant as specified in its charter)


     Delaware            000-20354               23-2596710


  (State or other   (Commission File No.)      (IRS Employer
  jurisdiction of                              Identification
  incorporation)                                  Number)


    810 E. Campbell Rd., Suite 345, Richardson, Texas  75081
     (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 214-382-3630


                        Not Applicable.
 (Former name or former address, if changed since last report)





Item 4.  Changes In Registrant's Certifying Accountant

     (a)  Previous Independent Accountants.

           (i) On March 15, 2001, Weaver & Tidwell LLP resigned as The Phoenix Group Corporation's (the "Registrant") independent accountants.

           (ii)  The  audits of the financial statements  of  the
Registrant for the fiscal years ended December 31, 2001 and December 31, 2000 have not been completed. Weaver & Tidwell LLP's reports on the financial statements of the Registrant for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

           (iii) During the Registrant's fiscal years ended December 31, 1999 and December 31, 1998 and any subsequent interim period preceding the resignation, there were no disagreements with Weaver & Tidwell LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Weaver & Tidwell LLP, would have caused Weaver & Tidwell LLP to make reference to the subject matter of the disagreement(s) in connection with its reports.

           (iv) During the periods listed in item (iii) above, there have been no "reportable events" (as defined in paragraph
(a)(1)(v) of Item 304 of Regulation S-K).

           (v) The Registrant has provided Weaver & Tidwell LLP with a copy of this disclosure and requested that Weaver & Tidwell LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of the Weaver & Tidwell LLP letter addressed to the Commission dated June 21, 2002 is attached hereto as an exhibit.

     (b)  New Independent Accountants.

          (i) Effective June 18, 2002, the Registrant engaged King Griffin & Adamson P.C. as the Registrant's principal accountants to audit Registrant's financial statements for the fiscal years ending December 31, 2001 and December 31, 2000. King Griffin & Adamson P.C. replaces Weaver & Tidwell LLP whose resignation was effective March 15, 2001. The appointment of the Registrant's new independent accountants was approved by the Registrant's Board of Directors on June 18, 2002.

          (ii) Neither management nor anyone on its behalf has consulted with King Griffin & Adamson P.C. regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that King Griffin & Adamson P.C. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue during the Registrant's two most recent fiscal years prior to engaging King Griffin & Adamson P.C.

ITEM 7.  Financial Statements and Exhibits

               (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information- Not Applicable

     (c)  Exhibits-
                Exhibit 16 Letter re: Change in Certifying
          Accountant


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         THE PHOENIX GROUP CORPORATION




Dated: June 21, 2002
                         /s/__________________
                         Ronald E. Lusk
                         Chairman  of the Board, President
                         and Chief Executive Officer

                                                  EXHIBIT 16


                [Weaver & Tidwell Letterhead]







June 21, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:  The Phoenix Group Corporation
     File No. 000-20354

Gentlemen:

We have read the statements made by The Phoenix Group
Corporation (the "Company") under Item 4 of the Company's
Form 8-K filed with the Securities and Exchange Commission on June 21, 2002 (copy attached), and are in agreement with the statements contained in paragraphs 4(a)(i) through
(a)(v).


/s/ Weaver and Tidwell

WEAVER AND TIDWELL, L.L.P.